Investor Presentation
February 2008

This presentation contains forward-looking statements, including, in particular, statements about
 Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.
Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk Factors” included in Item 1A of the Company’s most recent Annual Report on Form 10-K, filed with the Securities and
 Exchange Commission, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.
Forward Looking Statements
Forward Looking Statements

Daniel Hendrix
▪ President and Chief Executive Officer
Patrick Lynch
▪ Senior Vice President and Chief Financial Officer
Presenters
Presenters

▪ Interface is the largest manufacturer of modular carpet in the world, with the most recognized brand.
▪ Interface is the only global manufacturer of modular carpet with a presence on four continents.
 50% of sales are generated outside the U.S.
▪ The secular shift to modular carpet is moving from a niche to a category - significant share gains over other flooring alternatives in the hospitality, education, healthcare and retail segments.
▪ Interface has a unique segmented sales portfolio with the U.S. commercial corporate office market representing only 23% of the business.
▪ Interface introduces modular carpet into the home with its FLOR brand, leading the penetration of modular into the $11B U.S. residential carpet market.
▪ Interface’s global capabilities allow us to benefit from growth in emerging markets such as India,
 China, Eastern Europe, Middle East, Africa and South America.
▪ Interface is considered to be the first mover in sustainability in the industry. The marketplace is rewarding our leading position on sustainability.
Investment Thesis…Why Interface?
Investment Thesis…Why Interface?

4%
17%
13%
16%
18%
Net Sales and Operating Income
(Continuing Operations)1
Net Sales Growth (Y-o-Y)
1 Excludes restructuring charges of $6.2m in 2003 and loss on disposal of $1.9m in 2007
Consolidated Financial Results
Consolidated Financial Results
($ in millions)

Diluted Earnings Per Share
(Continuing Operations)
Consolidated Financial Results
Consolidated Financial Results

4

MODULAR carpet means NO glue,
NO pad
MODULAR lowers the cost of change
MODULAR produces less waste
MODULAR means faster and more
profitable installations for contractor
MODULAR is easier to reconfigure
and maintain
MODULAR means creative design
freedom
MODULAR is easily recycled and
repurposed
Modular Carpet is Becoming the Category for Commercial
Flooring
Modular Carpet is Becoming the Category for Commercial
Flooring

U.S. Nonresidential Construction Spending (SAAR)
($ in Billions)
▪ The Architecture Billings Index remains above the
 5-year historical average, ending 2007 at 55.4
▪ Nonresidential construction spending continued
 to expand throughout 2007, growing 18% year-
 over-year in November
▪ Despite rising for the first time in four years, U.S.
 office vacancy rates remain well below 2003
 levels
Architecture Billings Index
(Index: 50 = no change from previous month)
Sources: AIA, US Census Bureau, and REIS
U.S. Office Vacancy Rates
(Available Office Space/Total Office Inventory)
Average
Global Commercial Markets - Key Indicators Remain Positive
Global Commercial Markets - Key Indicators Remain Positive

▪ EU Vacancy Rate Index decreased for the 9th consecutive quarter
▪ Strong forecasted growth in nonresidential construction, particularly in Asia-Pacific
Sources: CB Richard Ellis and Freedonia Group
Western Europe Nonresidential Construction Expenditures
(US$ in Billions)
Asia-Pacific Nonresidential Construction Expenditures
(US$ in Billions)
Global Commercial Markets - Key Indicators Remain Positive
Global Commercial Markets - Key Indicators Remain Positive
Historical Expenditures
Projected Expenditures
Historical Expenditures
Projected Expenditures

▪ Largest commercial carpet manufacturer
 located on the West Coast - full-service
 floorcovering provider
▪ Leading brand at the high end of the commercial
 specified broadloom and modular markets
▪ Fastest growth area is in modular carpet
▪ The most recognized brand in modular flooring -
 only global manufacturer of carpet tile
▪ Worldwide leader in design and manufacturing
 of carpet tile
▪ Segmentation - the leader in providing modular
 solutions to the non-office segments (healthcare,
 hospitality, retail and education)
▪ Emerging markets focus - China, India, South
 America, Middle East and Eastern Europe
▪ Launched in 2003 - modular carpet for the
 home
▪ Offers modular flooring solutions to the
 residential and soft commercial markets through
 catalogs, web and retail partnerships
▪ Recent partnerships with Disney and Martha
 Stewart are showing positive results
Interface Brands - Most Recognized in the Industry
Interface Brands - Most Recognized in the Industry

Continue to
Focus on the
Core Modular
Business
 ▪ Maintain
 competitive
 position and share
 gains in our core
 office markets
 ▪ Healthcare,
 Education, Retail
 and Hospitality
 ▪ Accelerating
 segmentation
 growth in Europe
 and Asia
 ▪ Growth potential in
 China, MEA, India,
 Eastern Europe and
 Latin and South
 America
 ▪ Expansion of the
 Bentley Prince
 Street international
 opportunity
Invest in the
Growth of the
Emerging
Markets
Create a
Significant
Residential
Business
 ▪ Online presence
 through web and
 catalogue
 ▪ Brand awareness
 around FLOR
 ▪ Rug-in-a-Box
 introduced
Exploit
Secular Shift
into
Commercial
Segments
Sustainability
as a Growth
Platform
 ▪ Leverage our
 leadership position
 ▪ Create brand
 awareness around
 Mission Zero
 ▪ Leverage Ray
 Anderson factor
Global Reach
Rapid Innovation Through Research and Development
Integrated Marketing IT Platform: Customer Focused
Organizational Development
Sustainability
Focus on
Productivity
and
Innovation
 ▪ Capacity in line
 with growth
 expectations
 ▪ Manufacturing cost
 reduction through
 lean manufacturing
 ▪ Increase
 productivity per
 square yard
Interface Strategic Platforms and Growth Drivers
Interface Strategic Platforms and Growth Drivers

2002 Portfolio Mix
Core Focused
97% Commercial
3% Residential
67% Corporate Office
33% Non-Corporate Office
90% Refurbishment
10% New Construction
Interface Portfolio - 2002
Modular Centric
1 Excludes FABRIC
90% Commercial
10% Residential
50% Corporate Office
50% Non-Corporate Office
90% Refurbishment
10% New Construction
Overall TARGET Portfolio
Modular Floorcovering
Other (Broadloom, Fabrics,
Service, Specialty Products)
2007 Portfolio Mix1

Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., and management estimates.
• Preferred interior design element
• “Becoming the Flooring of
 Choice”
• Random products merge design
 with function
• Sustainability drives recycled and
 repurposed products
• Stressed the functionality
 of modular carpet
• Exploited the benefits of
 modular vs. broadloom
• Limited application and
 design
• Open office plans emerge
Pioneering Stage
Functionality Stage
Secular Shift
2007 Total U.S. Specified
Commercial Carpet Market = $3.5B
• Celebrating the square
• Sustainability Is introduced
• Pattern by tile
Liberation of Design
2017P Total U.S. Specified
Commercial Carpet Market = $4.5B
2.5%
CAGR
30%
Penetration
60%
Penetration
What if modular
carpet reached 60%
market share of the
commercial market
in 10 years?
U.S. Modular Carpet Sales
Specified Commercial Market
($ in millions)
Modular Centric
Functionality and Design Create a Secular Shift
From a Niche to a Category
Functionality and Design Create a Secular Shift
From a Niche to a Category

Corporate Office Segment
Corporate Office Segment
Modular Centric

Interface Innovation
 1. INVENTED carpet tile in Europe (1950s) and PIONEERED the modular concept
 In the U.S. (1970s)
 2. FIRST to move away from the monolithic broadloom look for carpet tile
 3. FIRST to introduce a make-to-order offering
 4. FIRST in the industry to recognize the importance of sustainability
 5. FIRST to introduce 100% post-consumer recycled backing
 6. FIRST to introduce “random” modular products with the i2 collection
 7. FIRST to introduce the modular product into ALL commercial segments
 8. EARLY adopter in the residential market
 9. FIRST to introduce a “glueless” installation - TacTiles
 10. FIRST to introduce post-consumer recycled content face yarns
Interface Leads with INNOVATION
Interface Leads with INNOVATION
Modular Centric

Market Leader in Product DESIGN and
FASHION
Market Leader in Product DESIGN and
FASHION
Modular Centric

U.S Market - 2007 Floor Focus Magazine
Rated the “Best Overall
Business Experience” for
the 4th Year in a Row
Brands that Deliver Our Promise of High End
Functionality, Quality and Design
Brands that Deliver Our Promise of High End
Functionality, Quality and Design
Favorite Carpet Manufacturers
Architects and
Designers rated an Interface
company 1st or 2nd in ALL
categories of the 2007 Floor
Focus magazine survey
Modular Centric

1.  Increases speed to market
2.  Promotes innovation
3.  Offers unique custom product
     capabilities
4.  Supports a constant flow of new
 products
5.  Offers sales force the opportunity to
 visit the customer with new products
6.  Decreases lead time to customers
7.  Increases inventory turns
The Made-to-Order ADVANTAGE
Interface Modular Businesses
Percentage Make-to-Order
Interface is the ONLY company with a “make-to-order” approach to the market
75% TARGET Level
Strong Competitive Advantage Through Make-
to-Order Philosophy
Strong Competitive Advantage Through Make-
to-Order Philosophy
Modular Centric

Global Manufacturing Capabilities and Local
Distribution
Global Manufacturing Capabilities and Local
Distribution
N. Ireland
China
India
Picton,
Australia
Existing Manufacturing Facility
Future Manufacturing Facility
LaGrange,
Georgia
Americas
59% of Sales
50% of Production
Europe
31% of Sales
34% of Production
Asia-Pacific
10% of Sales
16% of Production
Modular Centric

2006 European Contract Carpet Tile Penetration
▪ There is significant opportunity for growth as Interface continues to penetrate major markets across
 Europe
~23% Penetration of the
European Commercial Market
Note: WEUR = BEN and UK/Ireland; CEUR includes Germany; SEUR includes France
Source: BMW Associates and management estimates
German market poised
for considerable carpet
tile expansion
European Market Opportunity
European Market Opportunity
33%
9%
31%
26%
17%
Segmented
Approach
(millions of square meters)

Source: 2007 Floor Focus Magazine.
U.S. Floorcovering Opportunity
2006 Specified Commercial Market
Source: Invista, Carpet and Rug Institute, Catalina Research, Inc., BMW Associates and Management estimates.
$1.1B
50%
20%
Carpet
Tile
Penetration
$2.2B
U.S. Commercial Market Opportunity
U.S. Commercial Market Opportunity
$3.3B
30%
Carpet
Tile
Penetration
Carpet Tile
Other Floor Coverings
($ in Billions)
Hot Products
Segmented
Approach

Americas Modular Corporate Office vs. Non-Corporate Office
Sales Mix Percentage
2002-2006 U.S. Modular Corporate
Office Segment % of Sales
2007 U.S. Modular Corporate Office
Segment % of Sales
2002-2007 U.S. Modular Non-Corporate
Office Segments % of Sales
Since 2003, the U.S.
modular business has
experienced over 63%
of its sales growth from
segments other than
the corporate office
market
Segmentation Has Lessened Our Dependence
on the Commercial Office Market
Segmentation Has Lessened Our Dependence
on the Commercial Office Market
Segmented
Approach

Government
Religious
Establishments
Hospitals
Medical Office
Buildings
Hotels/Resorts
Casinos
Stores
Malls
K-12
Higher
Education
Assisted
Living
Boutique
Turnkey
Solutions
Modular &
Broadloom Carpet
Sales
Segmentation
Corporate
Office
Institutional
Healthcare
Hospitality
Retail
Education
Residential
Strong Growth from Segmentation
Strong Growth from Segmentation
Sales from Segmentation
14%
Growth
12%
Growth
20%
Growth
Segmentation Opportunities
(Institutional, Healthcare, Hospitality,
Retail, Education)
Segmented
Approach

Hospitality
Interface Hospitality Installations
Hospitality
Interface Hospitality Installations
Segmented
Approach
Hilton
Hilton
Four Seasons
Four Seasons
Hard Rock
Hard Rock
Marriott
Marriott
Choice Hotels
Choice Hotels
International
International
Trump
Trump
Taj Mahal
Taj Mahal
Hotel Le Cirque
Hotel Le Cirque
The Powell Hotel
The Powell Hotel
The Island House Hotel
The Island House Hotel
Hyatt
Hyatt
The Clarendon
The Clarendon
W Hotels
W Hotels
Westin
Westin
Atton
Atton
Crowne Plaza
Crowne Plaza

Hospitality
Hard Rock Hotel and Casino Las Vegas
Hospitality
Hard Rock Hotel and Casino Las Vegas
Segmented
Approach

Hospitality
Hospitality
Segmented
Approach

Entertainment
Casino
Entertainment
Casino
Segmented
Approach

Healthcare
Healthcare
Segmented
Approach

Retail
Retail
Segmented
Approach

Dorm Room
Dorm Room
K-12 Education
K-12 Education
Institutional
Education
Institutional
Education
Segmented
Approach

Government
Government
Religious Establishments
Religious Establishments
Institutional
Government and Religious Establishments
Institutional
Government and Religious Establishments
Segmented
Approach

Successfully Penetrating Emerging Markets
Successfully Penetrating Emerging Markets
Sales from Emerging Markets
28%
Growth
33%
Growth
32%
Growth
Emerging Market Opportunities
Emerging
Markets
(Latin America, South America, Eastern Europe,
China, India, Middle East and Africa)
Emerging Markets represent a
significant growth opportunity
Emerging Markets

Carpet Tile
<1%
FLOR Sales by Channel
FLOR is Creating a Category
“Modular Carpet for the Home”
FLOR is Creating a Category
“Modular Carpet for the Home”
↑
98%
↑
35%
↑
40%
Carpet Tile Penetration of the
$11B U.S. Residential Floorcovering Market
↑ 282%
↑  Web/Catalog/
 Martha Stewart
 Y-o-Y Growth
Residential
Opportunity
Area Rugs
41%
Other
Floorcoverings
58%

Modular Goes in the Home
Modular Goes in the Home
Residential
Opportunity

FLOR is Expanding its Retail Presence
FLOR is Expanding its Retail Presence
2008 Marketing Activity
▪ Press Relations: Invitation only PR and Designer event
▪ Product Launch: Full collection available on FLOR.COM and through the FLOR Martha Stewart Catalog
▪ Internet Support: On-going web advertising and e-mail marketing campaigns
▪ Print Presence: Advertising in select MSLO publications
Residential
Opportunity

▪ Product/Process Innovation:
 – Random Carpet Tile Patent
 – TacTiles
 – Cool Blue (100% Recycled Backing)
 – ReEntry Process
 – Cool Carpet (Climate Neutral)
 – Landfill Gas Project
 – LEED innovation credits
▪ Stakeholder Engagement/Partnership Opportunities
 – Mission Zero
 – Trees for Travel program
 – Cool Co2mmute employee program
 – Chicago Climate Exchange
 – CERES
 – World Business Council for Sustainable Business
 – Pew Business Environmental Leadership Council
 – The Climate Group
 – Ethibel Sustainability Index
 – Winslow Green Growth Fund
2007 Globescan Survey
The Globescan Survey of Sustainability Experts is a syndicated service for organizations that are looking to keep abreast of the sustainable development trends affecting their mandate. Begun in 1994, the reports are published twice a year. Each report is based on the strategic insights and predictions provided by a selected panel of experts representing all sectors and regions.
Interface Continues to be Recognized as the
Leader in Sustainability
Interface Continues to be Recognized as the
Leader in Sustainability
Impact to Interface
(Number of mentions by experts for commitment to sustainable development)
Sustainability

Interface Global Carpet Facilities
Net Greenhouse Gas Emissions
The Graphic above represents the Baseline and Net impact of GHG emissions from purchased electricity and on-site combustion of fuels used at the global carpet manufacturing facilities only. The Net number includes credit for the purchase of renewable energy credits, and the emission offsets created by the LaGrange Land Fill Gas Flare Project.
Absolute Emissions
DOWN 88% from baseline
(Continuing Operations)
Sustainability

Interface, Inc. Financials

NOTE: Financials from continuing operations above are as reported in Interface, Inc. financial statements
Record Quarter Shows Continued Business Momentum
Record Quarter Shows Continued Business Momentum
Q4 2007 Results

Net Sales
Gross Profit and
Gross Profit % of Net Sales
U.S. Corporate Office Market Exposure
↑ 4%
↑ 17%
↑ 13%
↑ 16%
↑ 18%
Gross Profit
Gross Profit % of Net Sales
Net Sales Growth (Y-o-Y)
↑
Interface Financial Results From Continuing Operations
Interface Financial Results From Continuing Operations

SG&A Expense and
SG&A % of Net Sales
Operating Income and
Operating Income % of Net Sales
Reported Operating Income
Restructuring Charges
Loss on Disposal ($1.9m)
Operating Income % of Net Sales
SG&A Expense
SG&A % of Net Sales
Interface Financial Results From Continuing Operations
Interface Financial Results From Continuing Operations

Diluted Earnings Per Share (Continuing Operations)
Interface Financial Results From Continuing Operations
Interface Financial Results From Continuing Operations

Worldwide Modular
Bentley Prince Street
($ in mms)
($ in mms)
Net Sales
Operating Income % of Net Sales
Net Sales
Operating Income % of Net Sales
Segment Financial Performance
Segment Financial Performance

Key Credit Statistics (2007 data excludes the Fabrics Division)
Key Credit Statistics (2007 data excludes the Fabrics Division)
NOTE: Net Debt Excludes Securitization of $30M to $50M
Net Debt/Total Capital
Net Debt/ EBITDA
Ending Cash Balance
Net Debt

Appendix: Reconciliation of Non-GAAP Financial Measures
Appendix: Reconciliation of Non-GAAP Financial Measures
Net Debt (pg. 44)
Operating Income (continuing operations) (pg. 5, 41)
EBITDA (pg. 44)
EBITDA (pg. 39)

▪ Interface is the largest manufacturer of modular carpet in the world, with the most recognized brand.
▪ Interface is the only global manufacturer of modular carpet with a presence on four continents.
 50% of sales are generated outside the U.S.
▪ The secular shift to modular carpet is moving from a niche to a category - significant share gains over other flooring alternatives in the hospitality, education, healthcare and retail segments.
▪ Interface has a unique segmented sales portfolio with the U.S. commercial corporate office market representing only 23% of the business.
▪ Interface introduces modular carpet into the home with its FLOR brand, leading the penetration of modular into the $11B U.S. residential carpet market.
▪ Interface’s global capabilities allow us to benefit from growth in emerging markets such as India,
 China, Eastern Europe, Middle East, Africa and South America.
▪ Interface is considered to be the first mover in sustainability in the industry. The marketplace is rewarding our leading position on sustainability.
Investment Thesis…Why Interface?
Investment Thesis…Why Interface?